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                                                                      Exhibit 24

                               POWER OF ATTORNEY

     WHEREAS, Metropolitan Financial Corp. intends to file a registration statement with the Securities and Exchange Commission ("the SEC") on Form S-3 ("Form S-3") under the Securities Act of 1933 to register 100,000 shares of 9.50% Trust Preferred Securities of Metropolitan Capital Trust II owned by Ryan, Beck & Co., Inc., the selling security holder; and,

     WHEREAS, each of the directors and/or officers of Metropolitan Financial Corp. desire to appoint attorneys-in-fact to implement the filing of the Form S-3 and take all such further and other action relating thereto as is set forth herein,

     NOW, THEREFORE, each of the directors and/or officers of Metropolitan Financial Corp. whose signature appears below hereby appoints and grants full authority to Robert M. Kaye, Kenneth T. Koehler and Donald F. Smith, and each of them severally, as his or her attorney-in-fact to sign in his or her name and behalf, in any and all capacities stated below and to file with the SEC and NASDAQ the Form S-3, any and all amendments and supplements thereto, as appropriate, and generally to do all such things in their behalf in their capacities as directors and/or officers to enable Metropolitan Financial Corp. to comply with the provisions of the Securities Act of 1933 and all requirements of the SEC and NASDAQ and all other regulatory requirements and hereby approve and ratify all that said attorneys-in-fact, and each of them, may lawfully do, have done or cause to be done by virtue hereof.


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       Name                            Title                           Date
       ----                            -----                           ----


By: /s/ Robert M. Kaye            Chairman of the Board, Chief
    ----------------------------- Executive and Director (Principal
      Robert M. Kaye              Executive Officer)                May 12, 2000


By: /s/ Kenneth T. Koehler        President, Assistant Secretary,
    ----------------------------- Assistant Treasurer and Director
      Kenneth T. Koehler          (Principal Financial and
                                  Accounting Officer)               May 12, 2000

By: /s/ Malvin E. Bank            Director                          May 12, 2000
    ------------------------------
      Malvin E. Bank


By: /s/ Robert R. Broadbent       Director                          May 12, 2000
    ------------------------------
     Robert R. Broadbent

By: /s/ Marjorie M. Carlson       Director                          May 12, 2000
    ------------------------------
     Marjorie M. Carlson

By: /s/ Lois K. Goodman           Director                          May 12, 2000
    ------------------------------
       Lois K. Goodman

By: /s/ Marguerite B. Humphrey    Director                          May 12, 2000
    ------------------------------
   Marguerite B. Humphrey

By: /s/ James A. Karman           Director                          May 12, 2000
    ------------------------------
       James A. Karman

By: /s/ Ralph D. Ketchum          Director                          May 12, 2000
    ------------------------------
     Ralph D. Ketchum

By: /s/ Alfonse M. Mattia         Director                          May 12, 2000
    ------------------------------
     Alfonse M. Mattia

By: /s/ David P. Miller           Director                          May 12, 2000
    ------------------------------
     David P. Miller